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                                                                EXHIBIT 10(T)(7)

                      CENTERPOINT ENERGY, INC. SAVINGS PLAN

                (As Amended and Restated Effective April 1, 1999)

                                 Sixth Amendment

          CenterPoint Energy, Inc., a Texas corporation, having reserved the right under Section 10.3 of the CenterPoint Energy, Inc. Savings Plan, as amended and restated effective as of April 1, 1999, and as thereafter amended (the "Plan"), to amend the Plan, does hereby amend the first paragraph of
Section 6.6 of the Plan, effective as of January 1, 2005, by replacing all references to "$5,000" with "$1,000" therein.

          IN WITNESS WHEREOF, CenterPoint Energy, Inc. has caused these presents to be executed by its duly authorized officer in a number of copies, all of which shall constitute one and the same instrument, which may be sufficiently evidenced by any executed copy hereof, on this 20th day of December 2004, but effective as of January 1, 2005.

                                      CENTERPOINT ENERGY, INC.


                                      By /s/ David M. McClanahan
                                         ---------------------------------------
                                         David M. McClanahan
                                         President and Chief Executive Officer

ATTEST:


/s/ Richard Dauphin
-----------------------------------
Richard Dauphin
Assistant Secretary